Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMendment 1 to LICENSE AND TRANSITION SERVICES AGREEMENT

This AMENDMENT 1 to the License and Transition Services Agreement by and between Rigel Pharmaceuticals, Inc. (the “Company”) and Forma Therapeutics, Inc. (“Forma”) dated July 27, 2022 (the “Agreement”) is made and entered into this 22nd day of December 2022 (the “Amendment”).

WHEREAS Forma and the Company wish to amend the Agreement upon the terms and conditions contained in this Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, accepted and agreed to, Forma and the Company hereby agree as follows:

1.AMENDMENTS.
a)That Schedule 1.38 (Existing Inventory) to the Agreement be deleted in its entirety and replaced with Revised Schedule 1.38 (Existing Inventory) attached hereto.
b)	That Schedule 2.1 (Transition Plan) to the Agreement be deleted in its entirety and replaced with Revised Schedule 2.1 (Transition Plan) attached hereto.

c)	That a new section, “Section 2.12 Additional Supply of Licensed Product” shall be added to the Agreement as follows:

“2.12Additional Supply of Licensed Product. Forma may have in its possession research grade supply of Licensed Product (“Research Supply”) which is not Existing Inventory. Forma in its sole discretion and subject to the terms set forth in this Section 2.12 may make Research Supply available to Company, upon Company’s prior written request. Notwithstanding anything to the contrary contained in this Agreement, any Research Supply provided by Forma to Company shall be subject to the following:

(i)Research Supply shall be provided to Company free of charge with respect to the costs incurred by Forma for the manufacture of the Research Supply. Company shall be responsible for all costs associated with the transfer of the Research Supply from Forma or its designee to Company or its designee, including, shipping and permit fees, taxes and insurance coverage of such transfer.
(ii)Company is under no obligation to use any Research Supply supplied under this Section 2.12; however, Company agrees that any Research Supply that it decides to use shall be sued by Company or any of its designees solely for in vitro and in vivo laboratory animal studies only.
(iii)FORMA MAKES NO REPRESENTATIONS NOR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO COMPANY WITH RESPECT TO THE RESEARCH SUPPLY AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE RESEARCH SUPPLY. The representations, warranties and covenants set forth in Section 11 of the Agreement by Forma to Company shall not apply to any Research Supply.

(iv)Forma’s indemnification obligations under Section 12 of the Agreement shall not extend to the Research Supply. Further, Company’s indemnification obligations under Section 12.1 shall extend to any uses of the Research Supply.
(v)This Section 2.12 shall survive expiration or termination of the Agreement.”

2.EFFECT OF AMENDMENTS.
3.Except as forth herein, the Agreement shall remain in full force and effect in accordance with the terms set forth therein.
4.COUNTERPARTS.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.  Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

EXECUTED as of the date first above written.

RIGEL PHARMACEUTICALS, INC.

By: /s/ James J. Diehl
Name: James J. Diehl

Title: VP, Legal

FORMA THERAPEUTICS, INC.

By: /s/ Agustin Melian
Name: Agustin Melian

Title: Head of R&D

Re-Revised Schedule 1.38

Existing Inventory

[***]

2

Revised Schedule 2.1
Transition Plan

[***]

AMENDMENT 2 TO LICENSE AND TRANSITION SERVICES AGREEMENT

This AMENDMENT 2 to the License and Transition Services Agreement by and between Rigel Pharmaceuticals, Inc. (the “Company”) and Forma Therapeutics, Inc. (“Forma”) dated July 27, 2022 (the “Agreement”) is made and entered into this 18th day of May 2023 (the “Amendment”).

WHEREAS Forma and the Company wish to amend the Agreement upon the terms and conditions contained in this Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, accepted and agreed to, Forma and the Company hereby agree as follows:

1.	AMENDMENTS.

a)	That Revised Schedule 1.38 (Existing Inventory) to the Agreement be deleted in its entirety and replaced with Re-Revised Schedule 1.38 (Existing Inventory) attached hereto.

2.	EFFECT OF AMENDMENTS.

3.Except as set forth herein, the Agreement shall remain in full force and effect in accordance with the terms set forth therein.

4.COUNTERPARTS.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

EXECUTED as of the date first above written.

RIGEL PHARMACEUTICALS, INC.

By: /s/ Raymond Furey
Name: Raymond Furey

Title: EVP, General Counsel and Corporate Secretary

FORMA THERAPEUTICS, INC.

By: /s/ Agustin Melian
Name: Agustin Melian

Title: EVP, Head of R&D Forma Therapeutics

Re-Revised Schedule 1.38

Existing Inventory

[***]

2

AMENDMENT 3 TO LICENSE AND TRANSITION SERVICES AGREEMENT

This AMENDMENT 3 to the License and Transition Services Agreement by and between Rigel Pharmaceuticals, Inc. (the “Company”) and Forma Therapeutics, Inc. (“Forma”) dated July 27, 2022, as amended December 22, 2022 by Amendment 1 and May 18, 2023 by Amendment 2 (the “Agreement”) is made and entered into this 30th day of June 2023 (the “Amendment”).

WHEREAS Forma and the Company wish to amend the Agreement upon the terms and conditions contained in this Amendment.

WHEREAS Forma and the Company agree this Amendment shall apply only to the France Expanded Access Authorization Program (“France EAP Program”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, accepted and agreed to, Forma and the Company hereby agree as follows:

1. AMENDMENTS.

Section 10 (Financial Terms; Royalty Reports; Payments and Audits) of the Agreement is hereby revised to include the addition of Section 10.15 as follows:

“10.15 France EAP Program.

a)	Forma shall lead the operational efforts and bear any and all costs related to the preparation and filing of the dossier (as detailed in Statement of Work 1 between Forma and Pharma Blue [***] (SOW1)) and the set-up of the France EAP Program (as detailed in Statement of Work 1 between Forma, Rigel and Pharma Blue [***] (SOW2)), including any amendments to SOW1 and SOW2. Notwithstanding the foregoing, the Company shall collaborate with Forma in the preparation and set-up process of the France EAP Program. The Parties mutually agree to target a dossier submission date of [***], and a France EAP Program opening date of [***].

b)	Forma, the Company and Pharma Blue S.A.S., having its principal place of business at 1800 route des Crêtes Les 2 Arcs-Bât A, CS 60327, 06906 Sophia Antipolis Cedex, France (“Pharma Blue”), shall enter into a tripartite agreement, and shall make best efforts to do so by [***] (“3-Way Agreement”). Such 3-Way Agreement shall stipulate that, upon the latest to occur of the following events: (a) EAP granted by the French authorities, Agence nationale de sécurité du médicament et des produits de santé (ANSM); and (b) completion of all work under SOWs 1 and 2, and any other related SOWs, all rights and obligations of Forma under the 3-Way Agreement shall transfer immediately to Company, except for Forma’s obligation of payment by Forma to Pharma Blue under any outstanding SOWs, which shall remain with Forma as Forma’s sole obligation under the 3-Way Agreement until such payment is received by Pharma Blue, upon which time Forma shall immediately terminate as a party to the 3-Way Agreement, thereby leaving the Company and Pharma Blue as the only two parties in such 3-Way Agreement.

c)	Forma remains responsible for all France EAP Program costs, fees and expenses prior to the Company assuming responsibility for the France EAP Program. After assuming responsibility for the France EAP Program, the Company may off-set its France EAP Program-related out-of-pocket costs, less any reimbursement that it received for product costs from the French authorities (after deducting Company’s COGs if the French authorities do not provide Company reimbursement for any new patients), against royalty or milestone payments due to Forma (“Off-Set”). The length of term for such Off-Set is the earlier of [***] from the time that Company assumed responsibility of the France EAP Program or [***] after Company’s partner executes a definitive agreement for rights to the France territory. Such allowable costs include any and all out-of-pocket costs associated with the France EAP Program, including but not limited to Pharma Blue fees and France EAP-specific packaging or labeling costs. The Off-Set expenses shall be calculated on a quarterly basis. Any Off-Set expenses not off-set in any specific quarter will, subject to Forma’s finance review, roll over on a quarterly basis. For clarity, Company shall bear all responsibility for any money due back to the French authorities (if the cost of product during the EAP France Program reimbursed by the French authorities is lower than the commercial reimbursed price).

2. EFFECT OF AMENDMENTS.

Except as set forth herein, the Agreement and all related amendments shall remain in full force and effect in accordance with the terms set forth therein.

3. COUNTERPARTS.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

EXECUTED as of the date first above written.

RIGEL PHARMACEUTICALS, INC.

By: /s/ Ray Furey

Name: Ray Furey

Title: EVP, GC

FORMA THERAPEUTICS, INC.

By: /s/ Agustin Melian

Name: Agustin Melian

Title: CPVP Rare Diseases NN and Advanced Therapies, EVP R&D